                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)   August 31, 1994

                            Sterling Software, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                  1-8465           75-1873956
(State or other jurisdiction    (Commission       (IRS Employer
     of incorporation           File Number)   Identification No.)

    8080 N. Central Expwy., Suite 1100, Dallas, Texas               75206
        (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code       (214) 891-8600
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ITEM 5.  OTHER EVENTS.

     On August 31, 1994, Sterling Software, Inc., a Delaware corporation ("Sterling"), and SSI Corporation, a Georgia corporation and a wholly-owned subsidiary of Sterling ("Merger Sub"), entered into an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement") with KnowledgeWare, Inc., a Georgia corporation ("KWI"), which Merger Agreement amended and restated the Agreement and Plan of Merger entered into on July 31, 1994, among such companies.

     Under the terms of the Merger Agreement, (i) Sterling will acquire KWI through a merger of Merger Sub with and into KWI (the "Merger") and (ii) each outstanding share of the common stock, without par value, of KWI will be converted into the right to receive .1653 of a share of the common stock, par value $.10 per share, of Sterling; provided that 20% of the number of shares issuable upon effectiveness of the Merger will be placed in escrow to cover certain contingencies.

     Consummation of the proposed Merger is subject to the approval of the stockholders of KWI and other conditions set forth in the Merger Agreement.



ITEM 7.  EXHIBITS.

Exhibit No.                   Description

     2 Amended and Restated Agreement and Plan of Merger dated as of August 31, 1994, among Sterling, Merger Sub and KWI.(8)

     4.1            Certificate of Incorporation of Sterling.(1)

     4.2            Certificate of Amendment of Certificate of Incorporation of
                    Sterling.(2)

     4.3            Certificate of Amendment of Certificate of Incorporation of
                    Sterling.(3)

     4.4            Restated Bylaws of Sterling(4)

     4.5            Form of Common Stock Certificate.(5)

     4.6 Form of Certificate of Designation, Preferences, Rights and Limitations with Respect to Series B Junior Preferred Stock.(2)

     4.7 Form of Indenture between Sterling and Bank of America Texas, National Association, as Trustee, including the form of 5 3/4% Convertible Subordinated Debenture attached as Exhibit A thereto.(6)

                                       2
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     4.8            Preferred Stock and Warrant Purchase Agreement dated June
                    25, 1991 among Systems Center, Inc. and the Investors named therein.(7)

     99.1 Amended and Restated Stock Option Agreement dated as of August 31, 1994, between Sterling and KWI.(8)

     99.2           Press Release dated September 1, 1994.(8)


(1) Previously filed as an exhibit to Sterling's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
(2) Previously filed as an exhibit to Sterling's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.
(3) Previously filed as an exhibit to Sterling's Registration Statement No. 33-69926 on Form S-8 and incorporated herein by reference.
(4) Previously filed as an exhibit to Sterling's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
(5) Previously filed as an exhibit to Sterling's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.
(6) Previously filed as an exhibit to Sterling's Registration Statement No. 33-57428 on Form S-3 and incorporated herein by reference.
(7) Previously filed as an exhibit to the Quarterly Report on Form 10-Q of Systems Center, Inc. for the quarter ended June 30, 1991 and incorporated herein by reference.
(8)  Filed herewith.

                                       3
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    STERLING SOFTWARE, INC.



Date:  September 1, 1994
                                    By:   /s/ Jeannette P.Meier

                                    Its:  Executive Vice President,
                                          General Counsel and Secretary


                                       4
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                               INDEX TO EXHIBITS


Exhibit
Number              Exhibit

     2         Amended and Restated Agreement and Plan of Merger dated as of
                    August 31, 1994, among Sterling, Sub and KWI.(8)

     4.1       Certificate of Incorporation of Sterling.(1)

     4.2       Certificate of Amendment of Certificate of Incorporation of
                    Sterling.(2)

     4.3       Certificate of Amendment of Certificate of Incorporation of
                    Sterling.(3)

     4.4       Restated Bylaws of Sterling.(4)

     4.5       Form of Common Stock Certificate.(5)

     4.6       Form of Certificate of Designation, Preferences, Rights and
                    Limitations with Respect to Series B Junior Preferred Stock.(2)

     4.7       Form of Indenture between Sterling and Bank of America Texas,
                    National Association, as Trustee, including the form of 5 3/4% Convertible Subordinated Debenture attached as Exhibit A thereto.(6)

     4.8       Preferred Stock and Warrant Purchase Agreement dated June 25,
                    1991 among Systems Center, Inc. and the Investors named therein.(7)

     99.1      Amended and Restated Stock Option Agreement dated as of August
                    31, 1994, between Sterling and KWI.(8)

     99.2      Press Release dated September 1, 1994.(8)

(1) Previously filed as an exhibit to Sterling's Registration Statement No. 2-82506 on Form S-1 and incorporated herein by reference.
(2) Previously filed as an exhibit to Sterling's Annual Report on Form 10-K for the fiscal year ended September 30, 1993 and incorporated herein by reference.
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(3)  Previously filed as an exhibit to Sterling's Registration Statement No. 33-
     69926 on Form S-8 and incorporated herein by reference.
(4) Previously filed as an exhibit to Sterling's Registration Statement No. 33-47131 on Form S-8 and incorporated herein by reference.
(5) Previously filed as an exhibit to Sterling's Registration Statement No. 2-86825 on Form S-1 and incorporated herein by reference.
(6) Previously filed as an exhibit to Sterling's Registration Statement No. 33-57428 on Form S-3 and incorporated herein by reference.
(7) Previously filed as an exhibit to the Quarterly Report on Form 10-Q of Systems Center, Inc. for the quarter ended June 30, 1991 and incorporated herein by reference.
(8)  Filed herewith.